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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611

                              --------------------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 19, 2003

                              --------------------


TO:  The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on June 19, 2003, at 10:00 a.m. CT at the offices of BCS Financial Services Corp., 676 N. St. Clair Street, Chicago, IL, for the following purposes:

(1) To elect nine Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To approve the selection of Ernst & Young as independent certified public accountants for the Company for the fiscal year ending December 31, 2003;

(3) To transact such other business as may properly come before the meeting.

         The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

         Participation Certificate holders of record at the close of business on April 30, 2003 have the right to vote at the meeting.

         Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by May 30, 2003 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.


  May 15, 2003                            /s/ Sandra K. Strutz
                                          --------------------------------------
                                          Sandra K. Strutz, Secretary

                           PLAN INVESTMENT FUND, INC.
                             676 N. St. Clair Street
                             Chicago, Illinois 60611

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on June 19, 2003, at 10:00 a.m. CT at the offices of BCS Financial Services Corp. ("BCS"), 676 N. St. Clair Street, Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 15, 2003.

The Company currently offers two portfolios - the Government/REPO Portfolio and the Money Market Portfolio. Only PC holders of record at the close of business on April 30, 2003, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 209,322,983.34 Government/REPO Portfolio PCs, and 441,790,647.49 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO and Money Market Portfolios, containing financial statements for the year ended December 31, 2002, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., PO. Box 8950, Wilmington, Delaware 19885-9628.

                              ELECTION OF TRUSTEES

Nine Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The person named as proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following tables sets forth certain information about the nominees:

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND          OTHER
                                            TERM OF                                                COMPLEX      TRUSTEESHIPS
                           POSITION(S)    OFFICE AND                  PRINCIPAL                  OVERSEEN BY       HELD BY
         NAME,              HELD WITH      LENGTH OF                OCCUPATION(S)                NOMINEE FOR     NOMINEE FOR
    ADDRESS, AND AGE           FUND       TIME SERVED            DURING PAST 5 YEARS               TRUSTEE         TRUSTEE
    ----------------           ----       -----------            -------------------               -------         -------
Ronald F. King*             Executive       6 Years    May 2001 to Present - Chairman, Chief         Two            None
1215 S. Boulder Ave.         Trustee                   Executive Officer and President, Blue
Tulsa, OK 74119                                        Cross and Blue Shield of Oklahoma and
Age 55                                                 subsidiaries; BlueLincs HMO, Member
                                                       Service Life Insurance Company and Group
                                                       Health Service of Oklahoma;
                                                       1998 to May 2001 - President and Chief
                                                       Executive Officer, Blue Cross and
                                                       Blue Shield of Oklahoma and
                                                       subsidiaries; BlueLincs HMO, Member
                                                       Service Life Insurance Company and
                                                       Group Health Service of Oklahoma.


Daniel P. Ryan*              Trustee,       1 Month    March 2003 to Present -- President and        Two            None
676 North St. Clair       President and     in each    Chief Executive Officer, BCS Financial
Suite 1600                    Chief        Position    Services Corporation, BCS Financial
Chicago, IL 60611           Executive                  Corporation, BCS Insurance Company, BCS
Age 57                       Officer                   Life Insurance Company, Plans'
                                                       Liability Insurance Company and BCSI
                                                       Holdings, Inc.
                                                       April 1998 to March 2003 --
                                                       Executive Vice President and Chief
                                                       Operating Officer, BCS Financial
                                                       Corporation, BCS Insurance Company, BCS
                                                       Life Insurance Company, Plans' Liability
                                                       Insurance Company and BCSI Holdings, Inc.
                                                       1998 to April 1998 -- Executive Vice
                                                       President, BCS Financial Corporation,
                                                       BCS Insurance Company, BCS Life
                                                       Insurance Company, Plans' Liability
                                                       Insurance Company and BCSI Holdings,
                                                       Inc.

* The Trustees of the Fund listed above may be deemed "interested persons" as defined in the Investment Company Act. Daniel P. Ryan may be deemed an "interested person" of the Company as a result of his status as President and Chief Executive Officer of the Company. Ronald F. King may be deemed an "interested person" of the Company as a result of his status as Executive Trustee of the Company.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                            TERM OF                                                IN FUND          OTHER
                                          OFFICE AND                                               COMPLEX      TRUSTEESHIPS
                           POSITION(S)     LENGTH OF                  PRINCIPAL                  OVERSEEN BY       HELD BY
         NAME,              HELD WITH        TIME                  OCCUPATION(S)                NOMINEE FOR     NOMINEE FOR
    ADDRESS, AND AGE           FUND         SERVED               DURING PAST 5 YEARS               TRUSTEE         TRUSTEE
    ----------------           ----         ------               -------------------               -------         -------
Emil D. Duda                 Trustee        1 Year     1998 to Present -- Executive Vice             Two            None
165 Court Street                                       President and Chief Financial Officer,
Rochester, NY 14647                                    The Lifetime Healthcare Companies.
Age 51

John G. Foos                 Trustee        1 Year     1998 to Present -- Senior Vice                Two         ElderTrust
1901 Market St.                                        President and Chief Financial Officer,                  (NYSE -- REIT)
Philadelphia, PA 19103                                 Independence Blue Cross.
Age 53

Robert A. Leichtle           Trustee        2 Year     February 1998 to Present - Executive          Two            None
1-20 East at Alpine Road                               Vice President, Chief Financial Officer
Columbia, SC 29219                                     and Treasurer, Blue Cross and Blue
Age 56                                                 Shield of South Carolina;
                                                       1998 to February 1998 - Senior Vice
                                                       President, Treasurer and Chief
                                                       Financial Officer, Blue Cross and Blue
                                                       Shield of South Carolina.

James M. Mead                Trustee        4 Years    1998 to Present - President and Chief         Two            None
2500 Elmerton Avenue                                   Executive Officer, Capital Blue Cross.
Harrisburg, PA 17110
Age 57

Jed H. Pitcher (1)           Trustee        4 Years    June 2000 to Present - President and          Two            None
2890 Cottonwood Parkway                                Chief Operating Officer, The Regence
Salt Lake City, UT 84121                               Group;
Age 62                                                 April 1999 to Present - Chairman of the
                                                       Board, Regence BlueCross
                                                       BlueShield of Utah;
                                                       1998 to April 1999 - Chairman of the
                                                       Board, President and Chief Executive
                                                       Officer, Regence BlueCross BlueShield
                                                       of Utah.

Ralph D. Rambach             Trustee        1 Year     1998 to Present -- Vice President,            Two            None
225 North Michigan                                     Finance and Administration, Chief
Avenue                                                 Financial Officer/Corporate Treasurer
Chicago, IL 60601                                      National Employee Benefits Program
Age 53                                                 Fiduciary, Blue Cross Blue Shield
                                                       Association.

Joseph F. Reichard (1)       Trustee        5 Years    1998 to Present - Vice President and          Two            None
120 Fifth Avenue                                       Assistant Treasurer, Highmark, Inc.;
Pittsburgh, PA 15222
Age 55

(1)  Member of the Nominating Committee


As of December 31, 2002, none of the Company's Trustees or nominees had "beneficial ownership" (as such term is defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Fund.

As of December 31, 2002, none of the Company's Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or "beneficial owners" (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.

The Board of Trustees met three times during the Company's last fiscal year. Trustee Leichtle attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period he was Trustee. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 30, 2003 these Trustee nominees' employers owned or controlled the following:


                                                      GOVERNMENT/REPO                      MONEY MARKET
TRUSTEE                                               PORTFOLIO PCS                        PORTFOLIO PCS
-------                                               -------------                        -------------
Emil D. Duda                                                     0.00                     103,170,945.65
John G. Foos                                                     0.00                               0.00
Ronald F. King                                                   0.00                      32,765,216.39
Robert A. Leichtle                                      43,259,155.73                      71,841,419.74
James M. Mead                                          131,425,000.00                         362,790.09
Jed H. Pitcher                                             219,908.30                      25,288,233.84
Ralph D. Rambach                                        19,000,000.00                      56,476,457.12
Joseph F. Reichard                                               0.00                      34,091,774.03
Daniel P. Ryan                                             105,414.37                      15,657,971.26

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

BCS has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 2002, BCS was paid $14,008 and voluntarily waived $36,062 of the $50,070, which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2002, BCS was paid $331,095 and voluntarily waived $20,367 of the $351,462, which BCS was entitled to as the fee payable for its services as administrator for the Money Market Portfolio. As of April 30, 2003, BCS had earned $11,213 after voluntary fee waivers, as administrator for the Government/REPO Portfolio, and $109,964, after voluntary fee waivers, as administrator for the Money Market Portfolio.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was appointed November 13, 2002, gathers information and makes recommendations to the PC holders of nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Jed H. Pitcher and Joseph F. Reichard, most recently met on April 22, 2003. The Nominating Committee will consider PC holder recommendations of potential nominees for election at the Annual Meeting of PC holders to be held in 2004 that are submitted in writing and received by the Company at its principal office by January 20, 2004.

             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young LLP has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested Persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 2003. The Trustees originally selected Ernst & Young LLP at a meeting held January 31, 2001, and reconfirmed this selection for the 2003 fiscal year at a meeting held March 12, 2003. The ratification or rejection of the selection of independent certified public accounts for the 2003 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Ernst & Young LLP unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

Ernst & Young has been the Company's auditor since January 31, 2001 and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be available at the Meeting to make a statement if desired and to respond to appropriate questions.

AUDIT FEES

The Audit fees for 2002 were $38,365.00

                             ADDITIONAL INFORMATION
OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:


                               POSITION(S)          TERM OF                            PRINCIPAL
          NAME,                 HELD WITH      OFFICE AND LENGTH                     OCCUPATION(S)
     ADDRESS, AND AGE             FUND           OF TIME SERVED                   DURING PAST 5 YEARS
     ----------------             ----           --------------                   -------------------
Dale E. Palka                   Treasurer           4 Years        March 2001 to Present - Senior Vice President,
676 North St. Clair Street                                         BCS Financial Services Corporation.  April 1999
Suite 1600                                                         to March 2001 - Vice President, BCS Financial
Chicago, IL 60611                                                  Services Corporation; 1998 to April 1999 -
Age 55                                                             Executive Director, Investment Programs Health
                                                                   Plans Capital Services Corporation.

Sandra K. Strutz                Secretary           3 Months       March 2003 to Present -- Secretary, BCS Financial
676 North St. Clair                                                Corporation; November 2002 to March 2003 -
Suite 1600                                                         Executive Assistant & Corporate Meetings
Chicago, IL 60611                                                  Coordinator, BCS Financial Corporation; November
Age 47                                                             1999 to October 2002 - Executive Assistant, BCS
                                                                   Financial Corporation; 1998 to October 1999 -
                                                                   Administrative Supervisor/Executive Assistant,
                                                                   Blue Cross Blue Shield Association.

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Ryan and Palka, and Ms. Strutz are officers of BCS, the Company administrator, and they receive compensation from BCS Financial Corporation, an affiliate of BCS.

SIGNIFICANT OWNERS

On April 30, 2003, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:


                                                   AMOUNT AND NATURE OF
      NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
      ------------------------------------         --------------------                 ----------------
Blue Cross Blue Shield Association                     19,000,000.00                          9.07%
225 N. Michigan Avenue
Chicago, IL 60601

Blue Cross Blue Shield of Mississippi                  13,596,592.49                          6.49%
3545 Lakeland Drive East
Jackson, MS 39208

Capital Blue Cross                                    131,425,000.00                         62.77%
2500 Elmerton Avenue
Harrisburg, PA  17177

Blue Cross Blue Shield of South Carolina               43,259,155.73                         20.62%
I-20 at Alpine Road
Columbia, SC 29219


On April 30, 2003, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:



                                                   AMOUNT AND NATURE OF
      NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
      ------------------------------------         --------------------                 ----------------
Blue Shield of California                              43,438,993.49                          9.83%
50 Beale Street
San Francisco, CA  94105

Blue Cross and Blue Shield Association                 56,476,457.12                         12.75%
225 N. Michigan Avenue
Chicago, IL 60601

The Lifetime Healthcare Companies                     103,170,945.65                         23.33%
165 Court Street
Rochester, NY  14647



Blue Cross Blue Shield of Oklahoma                     32,765,216.39                          7.40%
1215 South Boulder Avenue
Tulsa, OK 74119-2800

The Regence Group                                      25,288,233.84                          5.69%
200 S.W. Market Street
Suite 1500
Portland, OR 97201

Highmark, Inc                                          34,091,774.03                          7.66%
120 Fifth Avenue
Pittsburgh, PA  15222-3099

Blue Cross and Blue Shield of                          71,841,419.74                         16.23%
South Carolina
I-20 at Alpine Road
Columbia, SC  29219



INVESTMENT ADVISORS

The investment advisor for the Government/REPO Portfolio and the Market Portfolio is BlackRock Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE, 19809.

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2004 must be received by the Company at its principal office not later than January 20, 2004 in order for it to be included in the Company's proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2004 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than April 5, 2004.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: May 15, 2003

        PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE
                     ENCLOSED PROXY AND RETURN IT PROMPTLY.

                           PLAN INVESTMENT FUND, INC.
                             676 N. ST. CLAIR STREET
                             CHICAGO, ILLINOIS 60611

                              --------------------

 PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF
                       PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 19, 2003

                              --------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint, Sandra K. Strutz, as attorney and proxy of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 19, 2003, at the offices of BCS Financial Services Corporation, 676 N. St. Clair Street, Chicago, IL, at 10:00 A.M. CT and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.   ELECTION OF NINE TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of nine individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.




               Name of                                                            Withhold
        Management Nominee                            Vote For                 Authority To Vote
        ------------------                            --------                 -----------------
All of nominees listed below
or individually:                                         _____                    _____
Emil D. Duda                                             _____                    _____
John G. Foos                                             _____                    _____
Ronald F. King                                           _____                    _____
Robert A. Leichtle                                       _____                    _____
James M. Mead                                            _____                    _____
Jed H. Pitcher                                           _____                    _____
Ralph D. Rambach                                         _____                    _____
Joseph F. Reichard                                       _____                    _____
Daniel P. Ryan                                           _____                    _____


Name of additional nominees(s)                                Vote For
------------------------------                                --------

------------------------------                               ------------

------------------------------                               ------------

------------------------------                               ------------


2.       SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ratify selection of Ernst & Young LLP as independent certified public accountants for the fiscal year ending December 31, 2003.


(Accountants)                     _____FOR             ______ ABSTAIN            ______ AGAINST


3.       OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)                  _____FOR             ______ ABSTAIN            ______ AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote -

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b)  For Appointment of Accountants set forth in paragraph 2 above;

(c) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated:                       ,2003
      -----------------------


(Signature) (Title)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY
C/O PFPC Inc., P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.



                                       2